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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 21,2001


                       ECHOSTAR COMMUNICATIONS CORPORATION
               (Exact name of registrant as specified in charter)


           NEVADA                   0-26176                 88-0336997
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)          Identification No.)


       5701 S. SANTA FE DRIVE
         LITTLETON, COLORADO                                  80120
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:       (303) 723-1000


ITEM 5. OTHER EVENTS

EchoStar Communications Corporation ("EchoStar") announced on May 21, 2001 that it is offering $1 billion aggregate principal amount of Convertible Subordinated Notes due 2008, in accordance with Securities and Exchange Commission Rule 144A.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ECHOSTAR COMMUNICATIONS CORPORATION



Dated: May 21, 2001                    By: /s/ David K. Moskowitz
                                           --------------------------
                                               David K. Moskowitz,
                                               Senior Vice President and General
                                               Counsel


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                                 EXHIBITS INDEX

Exhibit           Description
-------           -----------

99.1 Press Release, dated May 21, 2001, issued by EchoStar announcing $1 billion Rule 144A Offering.